UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 21, 2021

LAZYDAYS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38424	82-4183498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Lazy Days Blvd., Seffner, Florida	33584
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(813) 246-4999

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LAZY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 21 2021, Robert DeVincenzi was appointed to the Lazydays Holdings, Inc. (the “Company”) Board of Directors.

Mr. DeVincenzi will serve as the Board’s lead independent director, as well as on the Compensation Committee. There are no related party transactions between the Company and Mr. DeVincenzi.

Mr. DeVincenzi has extensive experience in various technology and services markets, most recently as a director and previously as President and CEO of Redflex Holding Limited (ASX:RDF), a global business focused on road, vehicle, and pedestrian safety products and services. Mr. DeVincenzi serves as Chairman of the Board of Universal Technical Institute (NYSE:UTI), a nationwide provider of technical education and training. Mr. DeVincenzi received a Master of Arts degree from Gonzaga University and a Bachelor of Science degree in Business Administration from California State University, San Luis Obispo.

Mr. DeVincenzi will receive compensation for service as a director in accordance with the Company’s policy for compensation of non-employee directors.

Item 8.01. Other Events

On October 21, 2021, the Board of Directors established June 8, 2022 as the date of the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The record date for determination of stockholders entitled to notice of, and to vote at, the 2022 Annual Meeting is April 11, 2022.

The exact time and location of the 2022 Annual Meeting along with all other relevant information concerning the 2022 Annual Meeting will be included in Lazydays’ 2022 Annual Meeting proxy statement, which will be filed with the SEC and become available to Lazydays’ stockholders at a later date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

Date: October 25, 2021	By	/s/ William P. Murnane
William P. Murnane
Chief Executive Officer